Vincent J. Delie, Jr.
President and Chief Executive Officer
Gary L. Guerrieri
Chief Credit Officer
F.N.B. Corporation
Investor Presentation
KBW U.S. Regional Bank Conference
London, England
June 11, 2012
Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B.
Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins;
(3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11)
consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities or (13) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i)
the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on April 24, 2012 and in its periodic filings with the Securities and Exchange Commission.

3 F.N.B. Corporation

Key Facts

Attractive Footprint
–#3 Market Share in the Pittsburgh MSA
–Banking locations network spanning 45 counties
NYSE Listed
–Market Cap of $1.5 Billion
–Member S&P SmallCap 600 Index
Fourth Largest Pennsylvania-Based Bank
–Assets
$11.7 Billion
–Loans
$7.8 Billion
–Deposits
$9.8 Billion
–Banking Locations
266
–Consumer Finance Locations
65
–Headquarters
Hermitage, PA
Diverse Fee Income Sources with
Complementary Business Lines
–Business and Personal Banking
–Wealth Management
–Insurance
–Commercial Equipment Leasing
–Merchant Banking
Diversified Financial Institution with a Network of Banking Locations
Spanning 45 Counties in Pennsylvania, Northeastern Ohio and West Virginia
•
First National Bank Location
Ohio
Pennsylvania

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 25 2005 National City
President, First National Bank
John C. Williams, Jr. 41 2008 National City, Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 24 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 26 2002 FNB, Promistar
Leadership

Experienced and respected executive management team

Core Competencies

Proven success and solid foundation for sustainable growth opportunities
Core
Competency
Proven Sustainable
Commercial
Bank - Strong
C&I Focus
1Q12 marks twelve consecutive quarters of organic
commercial loan growth (1)
C&I loan portfolio comprises 19% of the total loan portfolio (2)
People: Experienced team
of bankers built over the
past several years
Process: Proprietary,
cross-functional and
enterprise-wide sales
management process
Positioning: Attractively
positioned in markets with
significant growth
potential
Products: Unique ability to
deliver a sophisticated
product set while
maintaining a local,
community bank culture
Consumer
Product
Distribution
Strong cross-functional and cross-sell focus
Customer-based funding comprises 98% of total deposits and
borrowings (2)
Low Risk
Profile
Operating
Strategy
Balance growth strategy with a low risk profile
Consistent, better-than-peers asset quality results
Stable net interest margin
Proven,
Disciplined,
Strategic
Acquirer
Nine bank acquisitions completed since 2002 with two
completed since the beginning of 2011
Acquisition evaluation guided by disciplined capital
recoupment and operating EPS accretion hurdles
Well-positioned in strategically important markets
(1) Organic, linked-quarter growth for the Pennsylvania commercial portfolio; (2) As of March 31, 2012

Growth Results

(1)   Data per SNL Financial, based on period-end balances; (2) FY 2008 EPS based on SNL Financial core EPS calculation, FY 2013 EPS based on consensus estimates as of May 30, 2012 (FNB=$0.66/$0.89).
Regional peer group listing included in Supplemental Information.
As a result of successful organic and acquisition-related growth, FNB’s growth since 2008 has far exceeded peer results
Loans, Deposits and Total Assets Growth:
December 31, 2008 to March 31, 2012
(1)
EPS Growth:
2008 vs. 2013 Consensus
(2)
34%
50%
40%
35%
3%
23%
8%
18%
0%
10%
20%
30%
40%
50%
60%
Loans Deposits Total Assets EPS
FNB
Peer Median

Industry Leading Loan Growth

Sustainable, Industry Leading Growth
– Pipelines healthy, calling
efforts robust and new
relationships established
– Disciplined cross-functional
sales management process
and experienced teams in
place
– Significant opportunities
exist in FNB’s markets for
continued market share
gains and client expansion
Peer Data Source:  Regional Peer Group-SNL Financial, listing of regional peers included in appendix; All Commercial Banks-Federal Reserve H8 reports, seasonally adjusted annual growth rate; (1) FNB annual results reflect organic growth based on period-end balances; (2) FNB Excluding Florida Portfolio reflects growth excluding the Florida commercial portfolio
Annual Loan Growth
(1)
vs. Peers
(2)
6.73%
5.13%
1.43%
5.84%
4.08%
0.50%
1.70%
-5.80%
-10.30%
0.65%
-0.53%
-2.32%
-15.00% -10.00% -5.00% 0.00% 5.00% 10.00%
2011
2010
2009
FNB Excluding Florida Portfolio FNB
All Commercial Banks Regional Peer Group Median

Industry Leading Loan Growth

11 consecutive quarter of total loan growth
12   consecutive quarter of Pennsylvania commercial portfolio growth
(1) Reflects linked-quarter average organic loan growth results on an annualized basis; (2) Reflects growth excluding the Florida commercial portfolio
Total Loans
(1)
PA Commercial Loans
(1)
Loan growth driven by consistent organic growth results achieved in the commercial portfolio
FNB
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
3.20%
10.00%
6.70%
5.20%
1.20%
3.40%
11.60%
9.20%
8.70%
6.80%
5.33%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
Pennyslvania Commercial Portfolio
th
th
FNB Excluding Florida Portfolio
(2)
(2)

Net Interest Margin Management

Managing to a neutral interest rate risk position is a key operating strategy.
Quarterly Net Interest Margin Trend
3.74%
3.79% 3.79%
3.78%
3.81%
3.77%
3.78%
3.81%
3.74%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
1Q12 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 1Q10
Parkvale
Acquisition
1/1/2012
Stable net interest margin reflects effective interest rate risk management
The net interest margin remained stable in the 3.77% to 3.81% range for seven quarters (2Q10-
4Q11) and 1Q12 results reflect the expected impact of the Parkvale acquisition.
Consistent loan growth contributes to stability in the net interest margin
Total variable and adjustable-rate loans total 59.4% of total loans at March 31, 2012, relatively stable following the Parkvale acquisition compared to 59.6% of total loans at December 31, 2011.
Low investment portfolio duration of 2.4 years at March 31, 2012

Well Capitalized
Dividend levels significantly exceed peers.
(1) Capital ratios at December 31, 2011 reflect the offering completed May 2011 of 6.0 million shares with net proceeds of $63 million; (2) Capital ratios at
March 31, 2012 reflect the impact of deploying the May 2011 capital raise for the Parkvale acquisition completed January 1, 2012
Dividend Payout Ratio 1Q12 2011 2010
FNB 78.1% 69.7% 74.0%
Regional Peer Group Median 30.2% 31.1% 40.0%
Regulatory “Well-Capitalized”
(1)
(2)
Consistent capital management strategy focused on the efficient use of capital
Total Risk-Based Tier One Leverage Tangible Common Equity
March 31, 2011 December 31, 2011 March 31, 2012
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
12.5%
10.9%
8.4%
5.8%
13.4%
11.8%
9.2%
6.7%
12.0%
10.5%
8.1%
5.8%

Sustainable Business Model

Sustainable Business Model
Disciplined Risk
Management
Maintain low risk
profile
Target neutral interest
rate risk position
Fund loan growth with
deposits
Adhere to consistent
underwriting and
pricing standards
Maintain rigid
expense control
Efficient capital
management
Growth
Orientated
Organic growth driven
by:
• Best-in-class,
enterprise-wide sales
management
• Deep product set
Investments in
people, product
development, high-
growth potential
segments and markets
Acquisition-related
growth:
• Disciplined, strategic,
accretive
FNB
Culture
Attract, retain and
develop top talent
Foster a strong cross-
sell environment
Holistic incentive
compensation
structure supports
cross-functional focus
Regularly monitor
external and internal
service excellence,
quality and
satisfaction
Recognize
accomplishments and
innovation
Shareholder
Value
Disciplined, growth
oriented focus guided
by commitment to
shareholder value
Long-term investment
thesis centered on:
• Targeted EPS growth
• Strong dividend

13 Market Position and Opportunity

Market Position and Opportunity

Attractive overall market position
FNB’s banking network spans 45 counties across Pennsylvania, Ohio and West Virginia.
FNB holds a strong #3 market share for all counties operation.
FNB benefits from a stable Pennsylvania economy that has outperformed much of the nation through the recent economic cycle.
Pennsylvania’s unemployment rate has been below the U.S. rate for 48 consecutive months.
(1)
Strong Pittsburgh MSA market position
#3 market share for the Pittsburgh MSA, the nation’s 22nd largest based on population and
16
th
largest based on deposits.
A growth strategy was successfully executed in this market with positive results reflecting team additions and organic and acquisition-related growth.
The Pittsburgh market offers significant business banking opportunities due to a concentration of middle market prospects that exceeds the national and Pennsylvania average.
A strong presence and the quality team of FNB bankers assembled in the market along with favorable competitive and economic indicators present unique growth opportunities.
Marcellus and Utica Shale Exposure
FNB is attractively positioned to benefit from positive regional economic lift associated with the Marcellus and Utica Shale.
(1) Pennsylvania’s April 2012 seasonally adjusted rate=7.4% compared to the U.S. rate of 8.1%.

Lake Erie
Jamestown
Binghamton
Elmira
Wellsboro
Clearfield
Horton City
Allegheny National Forest
Allentown
Bethlehem
Philadelphia
Pottstown
Reading
Lebanon
Chambersburg
Gettysburg
Hagerstown
Morgantown
Wilmington

FNB Corporation

Banking Footprint 15 FNB Banking Location Ohio Pennsylvania West Virginia First National Bank locations span 45 counties across Pennsylvania, Ohio and West Virginia

Attractive Market Position

Source:  SNL Financial, deposit data as of June 30, 2011, pro-forma as of May 31, 2012, excludes custodian bank
FNB Counties of Operation
Rank Institution
Branch
Count
Total Market Deposits
($ 000)
Total Market Share
(%)
1 PNC Financial Services Group 345 48,750,897 30.7%
2 Royal Bank of Scotland Group, PLC 227 10,272,385 6.5%
3 F.N.B. Corporation 266 8,901,081 5.6%
4 M&T Bank Corp. 132 6,364,401 4.0%
5 Huntington Bancshares, Inc. 129 5,838,885 3.7%
6 Wells Fargo & Co. 64 4,830,011 3.0%
7 Banco Santander SA 75 4,770,823 3.0%
8 First Commonwealth Financial Corp. 101 4,010,036 2.5%
9 Dollar Bank Federal Savings Bank 40 3,415,130 2.1%
10 Susquehanna Bancshares 81 3,368,690 2.1%
Total (1-164) 2,825 159,009,116 100.00%
FNB holds the #3 overall market position for all counties of operation – with significant opportunities present for continued market share gains

Source: SNL Financial and Company data.
Pittsburgh Growth Strategy

Successful execution of an organic and acquisition growth strategy in the Pittsburgh market
2004 2008 2009 2011 2003 2002 2005 2006 2007 2010
Iron &
Glass
Bancorp
Deposits:
$0.2 bn
Parkvale
Financial
Deposits:
$1.5 bn
Promistar
Financial
(Market
Entry)
Deposits:
$0.6 bn
Slippery
Rock
Deposits:
$0.2 bn
NSD
Bancorp
Deposits:
$0.4 bn
Invest in
Downtown Pittsburgh
Regional Headquarters
Relocate Wealth
Management and Insurance
to Downtown Pittsburgh
Lift-out of
Asset-Based
Lending
Group from
RBS Citizens
Bank
Acquisitions:
Other
Actions:
Lift-out of
Commercial
Banking Team
from
National City
12/31/2001:
Market Rank: #34
Loans: $93 mm
Employees (FTE): 40
3/31/2012:
Market Rank #3
Loans: $2.6 bn
Employees (FTE): 635

Pittsburgh Market Disruption = Opportunity

Data per SNL, represents Pittsburgh MSA market share rank and percentage of total market deposits, rank excludes custodian bank.
The Pittsburgh MSA competitive environment rapidly evolved, presenting significant opportunity for market share gains and talent additions for FNB
PNC, 37.2%
PNC, 48.0%
National
City, 15.5%
RBS, 8.2%
RBS, 7.9%
FNB, 4.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
2008 2011
2008 Top 3 Market Share 2011 Top 3 Market Share
#1
#2
#3
#1
#2
#3

# 3 Deposit Market Share in a Top 25 U.S. MSA Presents Opportunity

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2011, pro-forma as of May 31, 2012;
(1) Excludes custodian bank
Population
Rank MSA (000's) #1 #2 #3
1
New York
(1) 18,897        JPM BofA Citi
2 Los Angeles 12,829        BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461          JPM BMO BofA
4 Dallas 6,372          BofA JPM Wells Fargo
5 Philadelphia 5,965          TD Wells Fargo PNC
6 Houston 5,947          JPM Wells Fargo BofA
7 Washington 5,582          Capital One Wells Fargo BofA
8 Miami 5,565          Wells Fargo BofA Citi
9 Atlanta 5,269          SunTrust Wells Fargo BofA
10 Boston 4,552          BofA RBS Banco Santander
11 San Francisco 4,335          BofA Wells Fargo Citi
12 Detroit 4,296          JPM Comerica BofA
13 Riverside 4,225          BofA Wells Fargo JPM
14 Phoenix 4,193          Wells Fargo JPM BofA
15 Seattle 3,440          BofA Wells Fargo U.S. Bancorp
16 Minneapolis 3,280          Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095          Wells Fargo BofA Mitsubishi UFJ
18
St. Louis
(1) 3,813          U.S. Bancorp BofA Commerce
19 Tampa 2,783          BofA Wells Fargo SunTrust
20 Baltimore 2,710          BofA M&T PNC
21 Denver 2,543          Wells Fargo FirstBank JPM
22
Pittsburgh
(1)
2,356          PNC RBS
23 Portland 2,226          BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149          Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143          Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.
F.N.B. Corporation

Pittsburgh Market Opportunity

Pittsburgh, PA
FNB Presence
Deposits
(1)
$3.4 billion
% of FNB Total Deposits
(1)
38%
Deposit Market Share
(1) (2)
4.2%
Deposit Market Rank
(1) (2)
3
Commercial Middle Market Share
(3)
12%
Market
Deposits
(2)
$81.1 billion
Population
(2)
2.4 million
Households
(2)
1.0 million
Projected 5-Yr Population Growth
(2)
-0.84%
Projected 5-Yr Household Income Growth
(2)
22.6%
Number of Firms with <500 Employees
(4)
45,000
Number of Firms with >500 Employees
(4)
1,800
0.60%
(1) Pro-forma as of June 30, 2011; (2) Data per SNL; (3) Per 2010 Greenwich Associates Market Tracking Program, % of respondents with revenue between $15 and $500 million that reported a relationship with FNB; (4) Firms and Employment by MSA, U.S. Census Bureau; (5) PittsburghToday.org
4-Year Job Growth (4/2008 – 4/2012)
(5)
FNB Presence
–
Significantly increased FNB presence
–
#3 market rank following the Parkvale
acquisition
–
Regional headquarters accommodating
all lines of business
–
Deposits increased 126% since 2005
–
Branches increased 59% since 2005
Pittsburgh MSA Market
–
Stable market that has outperformed
much of the nation during the recession
–
Four-year job growth (April 2008-April
2012) comparatively stronger than other
regions
–
Number of businesses located in the
MSA significantly exceeds the national
and Pennsylvania MSA average,
presenting opportunity for additional
market share gains

Number of Firms

April 2012 Unemployment
Minneapolis
Boston
Richmond
Pittsburgh
Cleveland
Kansas City
Baltimore
Milwaukee
Benchmark avg
Cincinnati
Indianapolis
Denver
St. Louis
Philadelphia
Detroit
Charlotte
5%
6%
7%
8%
9%
10%

4-Year % Change in Jobs
April 2008 – April 2012
Pittsburgh
Baltimore
Boston
Denver
Indianapolis
Richmond
Minneapolis
Benchmark avg
Charlotte
Kansas City
Philadelphia
Cincinnati
St. Louis
Milwaukee
Detroit
Cleveland
-7.0
-6.0
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0

5-Year Housing Appreciation
4th Quarter 2011
Pittsburgh
Indianapolis
Denver
Charlotte
Cincinnati
St. Louis
Philadelphia
Kansas City
Milwaukee
Benchmark avg
Cleveland
Boston
Richmond
US average
Baltimore
Minneapolis
Detroit
-40%
-30%
-20%
-10%
0%
10%

FNB Corporation

Pittsburgh Market Opportunity

(1) Pittsburgh MSA Commercial Market Opportunity, Number of Firms and Employment by MSA sourced from U.S. Census Bureau; (2) Economic Indicators sourced from PittsburghToday.org database
Pittsburgh MSA Commercial Market Opportunity
(1)
and Economic Indicators
(2)
0
500
1,000
1,500
2,000
500+ Employees Middle Market and
Corporate
Pittsburgh MSA
Pennsylvania MSA
Average
National MSA Average
10,000
20,000
30,000
40,000
50,000
<20 Employees Small Businesses <500 Employees Businesses

Utica Shale Well Locations
Miles
Data Source: Ohio Department of Natural Resources
Number of Wells
Wells
0
1-5
6-10
11-15
16-20
21-25
26+
Prepared by: Tony Kremer, 2012
THREE SCALE STRATEGY

Marcellus Shale Drilling Permits (1)
Permit Year
MCOR
www.marcellus.psu.edu

Pennsylvania
Ohio

Marcellus and Utica Shale

(1) Sources: www.marcellus.psu.edu, retrieved May 31, 2012; (2) www.dnr.state.oh.us, retrieved May 31, 2012; (3) Sterne Agee June 7, 2010 and FBR
Capital Markets, March 2, 2011.
FNB Banking Locations
FNB is well-positioned in the Marcellus Shale and
Utica Shale regions with a Pennsylvania footprint that
closely aligns with the Marcellus Shale concentration
and exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale. (3)
This presents opportunity for FNB given the expected
positive economic lift across much of FNB’s footprint.
Ohio Utica Shale Well Locations (2)

Marcellus and Utica Shale Economic Effect

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity
traders, heavy equipment, surveyors, utilities, rig
parts, attorneys, real estate, machinery
manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from
positive direct and indirect effects
e.g.: Higher education, travel, housing, food and
drink, entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain
and
Consumption

E-Delivery Channel Initiative
Using leading edge technology to enhance client value, leading to further client acquisition, supporting client retention and generating related revenue opportunities
Best-in-Class Platforms
Online Bill Pay
•
Status: Available 1Q12
•
Client Benefits: First National Bank offers online Bill Pay services through CheckFree, the world’s leading provider of financial services technology, including person to person payments, eBills, and the ability to transfer funds between financial institutions.
Mobile Banking
•
Status: Available June 2012
•
Client Benefits: Retail customers can view their account balances and history, transfer funds, pay bills, and find ATM and branch locations on their mobile phone.  Mobile Banking services are offered  via text banking, mobile browser, and downloadable app for smart phones.
Online Banking
•
Status: Available 4Q12
•
Client Benefits: First National Bank will introduce an online banking product that will provide best-in-class capabilities. At the same time, the bank will enhance its mobile banking offering with advanced features such as remote deposit capture that will position First National Bank as a leader in the industry.

25 Acquisition Strategy

Strategy
Focus on strategically important markets with growth potential.
Acquisition-related expansion has historically been focused on enhancing presence in the
Pittsburgh market and eastern and central Pennsylvania.
Consideration given to additional attractive markets contiguous to existing footprint with concentrated commercial and industrial business prospect opportunities.
Acquisition Criteria/Evaluation
Proficient due diligence and integration team in place
Disciplined approach to identifying and selecting targets
Targeted financial hurdles taken into consideration
Accretive to operating earnings per share the first full year following close.
Recoup diminution of capital within a relatively short time-period (target 12-18 months).
Superior post-acquisition execution
Acquisition Strategy

Acquisition-Related Expansion

FNB is a proven merger integrator with nine bank acquisitions, totaling $7.9 billion in assets, completed since 2002
Pre-2002 Presence Additional Acquisition-Related Expansion Pittsburgh MSA Acquisition Expansion
Pennsylvania
Ohio
West Virginia
New York
Maryland
Pittsburgh
Hermitage
State College
Harrisburg
Erie
Cleveland
Scranton
Philadelphia

28 Investment Thesis

Long-Term Investment Thesis

Long-Term Investment Thesis:
Targeted EPS Growth 5-6%
Expected Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Total Shareholder Return 9-12%
FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.70%
3.07%
2.22%
FNB
Regional Peers
National Peers

80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
39%
33%
FNB
Regional Peers
National Peers

FNB Corporation

Total Shareholder Return and Dividend Yield

Current Dividend Yield
(1)
Last Twelve Months Dividend Payout Ratio
Data per SNL Financial; Regional peer group listing included in Supplemental Information; National peer group consists of banks with assets between $5 and
$25 billion; (1) As of June 1, 2012
3-Year Total Shareholder Return
(1)
77.8%
29.9% 29.9%
44.3%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
FNB Regional Peers National Peers S&P 500
1-Year Total Shareholder Return
(1)
4.1%
3.9%
1.9%
-0.6%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
FNB Regional Peers National Peers S&P 500

Relative Valuation Multiples

FNB
Regional Peer
Group Median
National Peer
Group Median
(1)
Price/Earnings Ratio
(2)
FY13 Consensus EPS (FNB=$0.89) 11.5x 11.6x 11.6x
Price/Tangible Book Value
(2)
2.2x 1.4x 1.4x
Price/Book Value
(2)
1.1x 1.0x 1.1x
Dividend Yield
(2)
4.7% 3.1% 2.2%
FNB has a modest P/E valuation relative to peers given its higher-quality earnings stream, stronger dividend yield and future growth potential
Data per SNL Financial: Price/Earnings Ratio based on analyst consensus estimates for FNB and peers; (1) National peer group consists of banks with assets between $5 and $25 billion; (2) As of June 1, 2012 closing prices (FNB=$10.21)

Summary: Key Investment Considerations

With compelling core competencies, strong performance proof points and a sustainable business model,
FNB is well-positioned to benefit from:
1.  People
Significant investments made in personnel
Continued ability to attract top talent
2.  Markets
Leading share in markets characterized with a high density of commercial business prospects and significant competitive disruption
A stable and improving economy that has performed relatively better than similar regions and national averages
Increased capital spending in the commercial and industrial sector, an FNB core competency, as the economy improves
The Marcellus and Utica Shale, through projected benefits to the regional economy
Enterprise-wide, excellent proprietary sales management process
Incentive compensation structure aligned with annual corporate operating objectives
Deep product set with a strong cross-sell culture
3.  Process and Products

33 First Quarter 2012 Operating Results

First Quarter 2012

Financial Results:
Industry-Leading Loan Growth:
Strong Transaction Deposit Growth:
repurchase agreements of 8.9%
Net Interest Margin:
Parkvale acquisition
Consistent Good Credit Quality Results:
Completed Acquisition:
in the Pittsburgh MSA to 3 from 7 ($1.8 billion in assets)
Capital Raise Deployed:
S&P 600, was efficiently deployed for the Parkvale acquisition
Strong First Quarter 2012
Operating EPS of $0.19 represents a 19% year-over-year increase
Eleventh consecutive quarter of organic growth for total loans
Organic linked-quarter growth in transaction accounts and customer
Net interest margin of 3.74%, consistent with management expectations following the
Net charge-offs of 0.32%, annualized, of average originated loans
Parkvale Financial acquisition completed on January 1, 2012, enhancing market share
The $63 million capital raise, completed in May 2011 following FNB’s inclusion in the rd th

Key Operating Highlights – First Quarter 2012

(1) Non-GAAP financial measure, excluding merger costs and certain other items, refer to Non-GAAP reconciliation included in the Appendix; (2) Refer to
Appendix for items included in calculation; (3) Organic growth based on average balances (4) Represents commercial organic growth excluding the Florida portfolio; (5) Transaction deposits include all deposits other than time deposits
1Q12 4Q11 1Q11 1Q12 Highlights
Operating EPS
(1)
$0.19 $0.19 $0.16 Strong start to 2012
Closed Parkvale acquisition
On track to achieve planned
accretion
Net interest margin results reflect
impact of Parkvale acquisition, in
line with expectations
Continued to focus on expense
control, while investing for growth
Solid organic loan growth
continues
11
th
consecutive quarter of
total loan growth
12
th
consecutive quarter of
Pennsylvania commercial
portfolio growth
Good credit quality results
Operating Return on Tangible Equity
(1)
17.79% 16.10% 15.97%
Operating Return on Tangible Assets
(1)
1.04% 1.07% 0.94%
Pre-tax, Pre-provision Earnings
(1)
$45,390 $43,298 $37,215
Net Interest Margin (FTE) 3.74% 3.79% 3.81%
Efficiency Ratio
(2)
60.4% 59.3% 62.3%
Total Organic Loan Growth
(3)
1.4% 5.1% 5.5%
PA Commercial Organic Loan Growth
(3) (4)
5.3% 6.8% 10.7%
Transaction Deposit and Customer Repo
Organic Growth
(3)(5)
8.9% 2.8% 4.3%
Net Charge-Offs to Average Originated Loans 0.32% 1.01% 0.45%
NPL’s+OREO to Total Originated Loans+OREO 2.22% 2.15% 2.71%
Tangible Common Equity/Tangible Assets 5.82% 6.65% 5.76%

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
3/31/12 CAGR % of Portfolio
($ in millions)
Balance
12/08-
3/12
12/31/08 3/31/12
C&I $1,451 14.1% 16% 19%
CRE:  Non-Owner Occupied 1,304 10.9% 16% 16%
CRE:  Owner Occupied 1,218 6.2% 17% 16%
Commercial Leases 118 42.9% 1% 2%
Total Commercial $4,082 11.0% 50% 52%
Consumer Home Equity 1,564 8.2% 21% 20%
Residential Mortgage 1,138 23.2% 10% 15%
Indirect 550 2.4% 9% 7%
Other 166 1.9% 3% 2%
Regency 158 0.0% 3% 2%
Florida 136 -21.1% 5% 2%
Total Loan Portfolio $7,803 9.4% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$7.8 Billion Loan Portfolio
March 31, 2012
Commercial &
Industrial 19%
Consumer
Home Equity
20%
Residential
Mortgage  15%
Indirect
7%
Other  2%
Regency  2%
Florida  2%
Commercial
Leases 2%
CRE: Owner
Occupied  16%
CRE: Non-
Owner
Occupied  17%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through March 31, 2012
3/31/12 CAGR Mix %
($ in millions)
Balance
12/08-
3/12 12/31/08 12/31/12
Savings, NOW, MMDA $4,508 15.6% 44% 46%
Time Deposits 2,769 5.6% 36% 28%
Non-Interest Bearing 1,579 18.1% 14% 16%
Customer Repos 929 28.1% 6% 10%
Total Deposits and
Customer Repo Agreements $9,785 13.6% 100% 100%
Transaction Deposits
(1)
and
Customer Repo Agreements $7,016 17.5% 64% 72%
Loans to Deposits and Customer Repo Agreements Ratio =
80% at March 31, 2012
Focus on new client acquisition and growing lower cost relationship-based deposits
– 17.5% average growth for transaction deposits and customer repo agreements
(2)
– Improved funding mix
$9.8 Billion Deposits and
Customer Repo Agreements
March 31, 2012
Non- Interest
Bearing 16%
Savings, NOW,
MMDA 46%
Customer
Repos 10%
Time Deposits
28%

Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $114 million, adjusted cost of $47 million, fair value of $32 million
% Ratings
($ in millions
(1)
) Portfolio Investment %
Agency MBS $1,231 52% AAA 100%
Highly Rated $2.3 Billion Investment Portfolio
March 31, 2012
CMO Agency 417 18% AAA  100%
Agency Senior Notes 370 16% AAA 100%
Municipals 183 8%
AAA
AA
A
2%
90%
8%
Short-Term 72 3%
AAA 100%
Trust Preferred
(2)
32 1%
BBB
BB
CCC
C
19%
21%
50%
CMO Private Label 24 1%
AAA
AA
A
BBB
CCC     23%
43%
9%
4%
21%
Corporate 17 1%
AA
A
BBB
60%
12%
28%
Bank Stocks 2 - Non-Rated
Total Investment Portfolio $2,348
100%
2%
97% of total portfolio rated AA or better
Municipal bond portfolio
Low duration of 2.4 years
Highly rated with an average rating of AA and
99.8% of the portfolio rated A or better
General obligation bonds = 99.5% of portfolio
76.8% from municipalities located throughout
Pennsylvania

Positive Credit Trends

2.76%
2.08%
2.03%
1.87%
1.51%
1.47%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2010 2011 1Q12
Originated Portfolio: Past Due+Non-Accrual to Loans
(1)(2)
NPL’s+OREO to Originated Loans+OREO
(1)(2)(3)
2.74%
2.15%
2.22%
1.56%
1.29%
1.39%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 1Q12
FNB FNB Excluding Florida Portfolio
Regional Peer Group Median
Solid performance with improving trends
Originated Portfolio: NCO’s to Average Loans
(2)
0.44%
0.39%
0.32%
0.33%
0.23%
0.77%
0.62%
0.32%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 1Q12
FNB excluding Florida Florida
Regional Peer Group Median
(1) Based on balances at year-end and quarter-end for each period presented; (2) The “Originated Portfolio” or “Originated Loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the
Corporation’s estimate of acquisition-date fair value; (3) OREO includes all other real estate owned, including balances acquired through business combinations that were in acquired loans prior to foreclosure.
– Better-than-expected 1Q12 net charge-off
results
– Improvements in delinquency
– 1Q12 slight increase in NPL’s+OREO to
Originated Loans+OREO primarily reflects the
addition of $6.1 million in OREO from the
Parkvale acquisition

Positive Credit Trends

Reserves to NPL’s
(1)
71.92%
78.44%
94.76%
92.95%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
100.00%
2009 2010 2011 1Q12
FNB Regional Peer Group Median
March 31, 2012 reserve levels consistent with December 31, 2011 levels
1.79%
1.74%
1.54%
1.55%
0.50%
1.00%
1.50%
2.00%
2.50%
2009 2010 2011 1Q12
Reserves to Total Originated Loans
(1)(2)
(1) Based on year-end balances for each period presented; (2)The “Originated Portfolio” or “Originated Loans” excludes the “Acquired Portfolio” or loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the
Corporation’s estimate of acquisition-date fair value.  As of March 31, 2012, there have not been any reserves established for the acquired portfolio.

41 Supplemental Information

42 Supplemental Information Index Loan Risk Profile Regency Finance Company Profile Regional Peer Group Listing Board of Directors GAAP to Non-GAAP Reconciliation

Loan Risk Profile

Loan Risk Profile – March 31, 2012
(1) Represents metrics for the originated portfolio which excludes the acquired portfolio or loans acquired at fair value and accounted for in accordance with
ASC 805 (effective January 1, 2009) as the risk of credit loss has been considered by virtue of the Corporation’s estimate of acquisition-date fair value.
$ in millions
Balance
3/31/2012 % of Loans NPL's/Loans
(1)
Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,451,144 18.6% 0.55% 0.29% 0.71%
CRE:  Non-Owner Occupied 1,303,765            16.7% 1.32% 0.04% 1.61%
CRE:  Owner Occupied 1,217,806            15.6% 2.35% 0.43% 2.68%
Home Equity and Other Consumer 1,693,134            21.7% 0.25% 0.20% 0.71%
Residential Mortgage 1,138,220            14.6% 0.81% 0.03% 2.07%
Indirect Consumer 549,875               7.0% 0.72% 0.41% 0.78%
Regency Finance 157,885               2.0% 4.42% 3.56% 3.68%
Florida 135,547               1.7% 28.79% -0.02% 28.79%
Commercial Leases 118,050               1.5% 1.00% 0.24% 2.69%
Other 37,365                 0.5% 10.23% 1.87% 10.36%
Total $7,802,791 100.0% 1.67% 0.32% 2.03%

Conservatively run consumer finance business with over 80 years of consumer lending experience
Good credit quality: First quarter 2012 net charge-offs to average loans of 3.56%
Strong returns: First Quarter 2012: ROA 3.18%, ROE 33.53%, ROTE 37.77%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.
Tennessee
Ohio
Pennsylvania
Kentucky

63 Locations
Spanning Four
States
Regency Finance Company
$158 Million Loan Portfolio
87% of Real Estate Loans are First Mortgages

Regional Peer Group Listing

ASBC Associated Bancorp NPBC National Penn Bancshares, Inc.
CBSH Commerce Bancshares, Inc. ONB Old National Bancorp
CBU Community Bank Systems, Inc. PRK Park National Corp
CHFC Chemical Financial Corp. PVTB Private Bancorp, Inc.
CRBC Citizens Republic Bancorp, Inc. SBNY Signature Bank
CSE CapitalSource, Inc. SUSQ Susquehanna Bancshares, Inc.
FCF First Commonwealth Financial TCB TCF Financial Corp.
FFBC First Financial Bancorp, Inc. UBSI United Bankshares, inc.
FMBI First Midwest Bancorp, Inc. UMBF UMB Financial Corp.
FMER First Merit Corp. VLY Valley National Bancorp
FULT Fulton Financial WSBC WesBanco, Inc.
MBFI MB Financial, Inc. WTFC Wintrust Financial Corp.
NBTB NBT Bancorp, Inc.
Regional Peer Group

Board of Directors

Board of Directors
Name Age
Director
Since Biography
Stephen J. Gurgovits 68 1981 Chairman of the Board effective January 2012; former Chief Executive Officer of F.N.B. Corporation
Vincent J. Delie, Jr. 47 2012 President and Chief Executive Officer effective January 2012
William B. Campbell 73 1975 Former Chairman of the Board; More than 30 years executive experience in the manufacturing, steel, commercial development and construction industries, including ownership of Shenango Steel
Erectors, Inc. and partner for the commercial lease and development firm, Campbell-Kirila Realty.
Philip E. Gingerich 74 2008 Director of Omega Financial Corporation from 1994 to 2008; retired real estate appraiser, broker and consultant.
Robert R. Goldstein 72 2003 Over 46 years experience in the financial services industry; principal of CapGen Financial Advisors
LLC since 2007; Former Chairman of Bay View Capital Corporation.
Dawne S. Hickton 54 2006 Vice Chairman, president and chief executive officer of RTI International Metals, Inc. based in
Pittsburgh, Pennsylvania.
David J. Malone 57 2005 President and Chief Executive Officer of Gateway Financial Group, Inc., a financial services firm located in Pittsburgh, Pennsylvania.
D. Stephen Martz 69 2008 Over 45 years experience in the banking and financial services industry; former director, president and chief operating officer of Omega Financial Corporation.
Robert J. McCarthy 69 2012 Previously President and CEO of Parkvale Bank and Parkvale Financial Corporation and Vice
Chairman of Parkvale Financial Corporation’s Board of Directors.
Harry F. Radcliffe 61 2002 Investment manager with extensive prior experience in the financial services industry.
Arthur J. Rooney, II 59 2006 President of Pittsburgh Steelers Sports, Inc.; of counsel with Buchanan, Ingersoll & Rooney, P.C.
John W. Rose 62 2003 Has served on the boards of 25 separate banks or bank holding companies; currently principal of
CapGen Financial Advisors LLC.
Stanton R. Sheetz 56 2008 Co-owner and Chief Executive Officer of Sheetz, Inc.; director of Omega Financial Corporation from
1994 to 2008.
William J. Strimbu 51 1995 President of Nick Strimbu, Inc. since 1994, a trucking company with common carrier authority.
Earl K. Wahl 71 2002 Over 36 years executive experience, owning and operating various businesses involving mining, drilling, industrial contracting, restaurant, municipal and environmental services, including prior ownership of J.E.D. Corporation, an environmental consulting firm.

GAAP to Non-GAAP Reconciliation

$ in thousands 2012
First Fourth First
Quarter Quarter Quarter
Operating net income:
Net income $21,582 $23,737 $17,175
Merger and severance costs, net of tax 4,943 255 2,695
Operating net income $26,525 $23,992 $19,870
Operating diluted earnings per share:
Diluted earnings per share $0.15 $0.19 $0.14
Effect of merger-related costs, net of tax 0.04 0.00 0.02
Operating diluted earnings per share $0.19 $0.19 $0.16
Operating return on average tangible equity:
Operating net income (annualized) $106,683 $95,186 $80,584
Amortization of intangibles, net of tax (annualized) 5,964 4,692 4,734
112,647 99,878 85,318
Average total shareholders' equity 1,352,569 1,219,575 1,129,622
Less:  Average intangibles (719,195) (599,352) (595,436)
633,374 620,223 534,186
Operating return on average tangible equity 17.79% 16.10% 15.97%
2011

GAAP to Non-GAAP Reconciliation

$ in thousands 2012
First Fourth First
Quarter Quarter Quarter
Operating return on average tangible assets:
Operating net income (annualized) $106,683 $95,188 $80,584
Amortization of intangibles, net of tax (annualized) 5,964 4,692 4,734
112,647 99,881 85,318
Average total assets 11,563,665 9,947,884 9,695,015
Less:  Average intangibles (719,195) (599,352) (595,436)
10,844,470 9,348,532 9,099,579
Operating return on average tangible assets 1.04% 1.07% 0.94%
Pre-tax, pre-provision earnings:
Net interest income (FTE) $92,822 $82,051 $79,248
Non-interest income 31,745 32,598 28,432
Non-interest expense 86,673 71,591 74,557
Pre-tax, pre-provision earnings 37,894 43,058 33,123
Adjustments:
Net impairment losses on securities - (29) -
Gain on sale of securities 108 3,511 54
FHLB prepayment penalty - 3,328 -
Merger and severance costs 7,604 393 4,146
Pre-tax, pre-provision earnings 45,390 $       43,298 $   37,215 $
2011

GAAP to Non-GAAP Reconciliation

$ in thousands 2012
First Fourth First
Quarter Quarter Quarter
Tangible book value per share:
Total shareholders' equity $1,354,699 $1,210,199 $1,128,414
Less:  intangibles (714,177) (599,414) (601,475)
640,522 610,785 526,939
Ending shares outstanding 139,501,039 127,220,759 120,871,383
Tangible book value per share $4.59 $4.80 $4.36
Tangible equity / tangible assets (period end):
Total shareholders' equity $1,354,699 $1,210,199 $1,128,414
Less:  intangibles (714,177) (599,414) (601,475)
640,522 610,785 526,939
Total assets 11,726,063 9,786,483 9,755,281
Less:  intangibles (714,177) (599,414) (601,475)
11,011,886 9,187,069 9,153,806
Tangible equity / tangible assets (period end) 5.82% 6.65% 5.76%
Efficiency ratio calculation:
2011
expense, FHLB pre-payment penalties and merger and severance costs.
The efficiency ratio calculation excludes securities gains and net impairment losses on securities, amortization of intangibles, other real estate owned